UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  JULY 11, 2007
                Date of Report (Date of earliest event reported)

                            COLONIAL COMMERCIAL CORP.
               (Exact name of Registrant as Specified in Charter)


               NEW YORK                     1-6663             11-2037182
     (State or other Jurisdiction      (Commission File      (IRS Employer
           of Incorporation)                Number)        Identification No.)

         275 WAGARAW ROAD, HAWTHORNE,                        07506
                  NEW JERSEY
   (Address of Principal Executive Offices)                (Zip Code)

        Registrant's Telephone Number, Including Area Code: 973-427-8224

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The RAL Supply Group, Inc. ("RAL"), a wholly owned subsidiary of the Company, is the tenant of premises in:

     1. Suffern, New York under a lease agreement dated May 1, 1998 as amended (the "Suffern Lease").

     2. Peekskill, New York under a lease agreement dated September 1, 1998 as amended (the "Peekskill Lease").

     3. Middletown, New York under a lease agreement dated May 1, 1998 as amended (the "Middletown Lease").

     4. Poughkeepsie, New York under a lease agreement dated May 1, 1998 as amended (the "Poughkeepsie Lease").

     5. New Windsor, New York under a lease agreement dated May 1, 1998 as amended (the "New Windsor Lease").

On July 11, 2007, RAL received the landlords' acceptance of the exercise of RAL's options, effective July 1, 2007, to extend the terms of the Suffern Lease and the Peekskill Lease for a period of five years ending August 31, 2013.

Effective on the same date, RAL also entered into amendments of the Middletown Lease, the Poughkeepsie Lease and the New Windsor Lease.

The amendment to the Middletown Lease, among other things, extends the term of this Lease for a period of ten years ending April 30, 2018, and provides for an option to further extend the term of this Lease for a period of five years ending April 30, 2023.

The amendment to the Poughkeepsie Lease acknowledges the exercise by RAL of an option to extend the term of this Lease for a period of five years ending April 30, 2013, and provides for a fixed minimum annual rent of $67,500 per annum that will be adjusted for CPI Index increases.

The amendment to the New Windsor Lease, among other things, acknowledges the exercise by RAL of an option to extend the term of this Lease for a period of five years ending April 30, 2013.

Attached as exhibits are copies of the Suffern, Peekskill, Middletown, Poughkeepsie and New Windsor Leases, documents relating to the exercise of options under the Suffern and Peekskill Leases, and the amendments to the Middletown, Poughkeepsie and New Windsor Leases.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.    Description

10.01 Suffern Exercise of Option to Renew dated July 6, 2007 and effective July 1, 2007 between Suffern Place Associates, LP and The RAL Supply Group, Inc., filed herewith.

10.02 Suffern Assumption (and Modification) of Lease dated September 30, 2003 between Suffern Place Associates, LP and The RAL Supply Group, Inc., filed herewith.

10.03 Suffern Lease dated May 1, 1998 and commencing September 1, 1998 between Suffern Place Associates, LP and The RAL Supply Group, Inc., filed herewith.

10.04 Peekskill Exercise of Option to Renew dated July 6, 2007 and effective July 1, 2007 between Gang Realty, LLC and The RAL Supply Group, Inc., filed herewith.

10.05 Peekskill Assumption (and Modification) of Lease dated September 30, 2003 between Gang Realty, LLC and The RAL Supply Group, Inc., filed herewith.

10.06 Peekskill Lease dated September 1, 1998 between Gang Realty, LLC and The RAL Supply Group, Inc., filed herewith.

10.07 Middletown Second Lease Amendment dated July 6, 2007 and effective July 1, 2007 between ASB Wallkill, LLC and The RAL Supply Group, Inc., filed herewith.

10.08 Middletown November 2003 Amendment Letter between ASB Wallkill, LLC and The RAL Supply Group, Inc., filed herewith.

10.09 Middletown Assumption (and Modification) of Lease dated September 30, 2003 between ASB Wallkill, LLC and The RAL Supply Group, Inc., filed herewith.

10.10 Middletown Lease dated May 1, 1998 between ASB Wallkill, LLC and The RAL Supply Group, Inc., filed herewith.

10.11 Poughkeepsie-Second Lease Amendment dated July 6, 2007 and effective July 1, 2007 between Suffern Place Associates, LP and The RAL Supply Group, Inc., filed herewith.

10.12 Poughkeepsie Assumption (and Modification) of Lease dated September 30, 2003 between Suffern Place Associates, LP and The RAL Supply Group, Inc., filed herewith.

10.13 Poughkeepsie Lease dated May 1, 1998 between Suffern Place Associates, LP and The RAL Supply Group, Inc., filed herewith.

10.14 New Windsor Second Lease Amendment dated July 6, 2007 and effective July 1, 2007 between Lizzie Realty, LLC and The RAL Supply Group, Inc., filed herewith.

10.15 New Windsor Assumption (and Modification) of Lease dated September 30, 2003 between Lizzie Realty, LLC and The RAL Supply Group, Inc., filed herewith.

10.16          New Windsor  Lease  dated  May  1,  1998  between Lizzie Realty,
               LLC  and  The  RAL  Supply  Group,  Inc.,  filed  herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COLONIAL COMMERCIAL CORP.
                                        -------------------------

                                        (Registrant)

Date: July 17, 2007                     /s/ William Salek
                                        -----------------

                                        William Salek

                                        Chief Financial Officer
INDEX TO EXHIBITS

Exhibit No.     Description

10.01 Suffern Exercise of Option to Renew dated July 6, 2007 and effective July 1, 2007 between Suffern Place Associates, LP and The RAL Supply Group, Inc., filed herewith.

10.02          Suffern Assumption (and Modification) of Lease dated
               September 30, 2003 between Suffern Place Associates, LP and The RAL Supply Group, Inc., filed herewith.

10.03 Suffern Lease dated May 1, 1998 and commencing September 1, 1998 between Suffern Place Associates, LP and The RAL Supply Group, Inc., filed herewith.

10.04 Peekskill Exercise of Option to Renew dated July 6, 2007 and effective July 1, 2007 between Gang Realty, LLC and The RAL Supply Group, Inc., filed herewith.

10.05 Peekskill Assumption (and Modification) of Lease dated September 30, 2003 between Gang Realty, LLC and The RAL Supply Group, Inc., filed herewith.

10.06 Peekskill Lease dated September 1, 1998 between Gang Realty, LLC and The RAL Supply Group, Inc., filed herewith.

10.07 Middletown Second Lease Amendment dated July 6, 2007 and effective July 1, 2007 between ASB Wallkill, LLC and The RAL Supply Group, Inc., filed herewith.

10.08 Middletown November 2003 Amendment Letter between ASB Wallkill, LLC and The RAL Supply Group, Inc., filed herewith.

10.09 Middletown Assumption (and Modification) of Lease dated September 30, 2003 between ASB Wallkill, LLC and The RAL Supply Group, Inc., filed herewith.

10.10 Middletown Lease dated May 1, 1998 between ASB Wallkill, LLC and The RAL Supply Group, Inc., filed herewith.

10.11 Poughkeepsie-Second Lease Amendment dated July 6, 2007 and effective July 1, 2007 between Suffern Place Associates, LP and The RAL Supply Group, Inc., filed herewith.

10.12 Poughkeepsie Assumption (and Modification) of Lease dated September 30, 2003 between Suffern Place Associates, LP and The RAL Supply Group, Inc., filed herewith.

10.13 Poughkeepsie Lease dated May 1, 1998 between Suffern Place Associates, LP and The RAL Supply Group, Inc., filed herewith.

10.14 New Windsor Second Lease Amendment dated July 6, 2007 and effective July 1, 2007 between Lizzie Realty, LLC and The RAL Supply Group, Inc., filed herewith.

10.15 New Windsor Assumption (and Modification) of Lease dated September 30, 2003 between Lizzie Realty, LLC and The RAL Supply Group, Inc., filed herewith.

10.16          New Windsor  Lease  dated  May  1,  1998  between Lizzie Realty,
               LLC  and  The  RAL  Supply  Group,  Inc.,  filed  herewith.